United States

               Securities and Exchange Commission

                     Washington, D.C.  20549

                            FORM 8-K



                         CURRENT REPORT



                 Pursuant to Section 13 or 15(d)

             of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 31, 1997


                          EQUIMED, INC.

     (Exact name of registrant as specified in its charter)


        Delaware                 0-27456         25-1668112
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


2171 Sandy Drive
State College, Pennsylvania                       16803
(Address of principal executive offices)        (Zip Code)

                         (814) 238-0375

      (Registrant's telephone number, including area code)
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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     On July 31, 1997 EquiMed, Inc (the "Registrant") agreed to acquire Anesthesia Solutions, Inc. ("ASI") from Douglas R. Colkitt, M.D., the Chairman and Chief Executive Officer of the Registrant ("Colkitt"). In the transaction, the Registrant acquired all of the capital stock of ASI, a Delaware corporation. The acquisition was effective as of July 1, 1997. ASI provides hospital based anesthesia services throughout the United States. The Registrant intends to continue the operation of ASI in its present form.

     As consideration for the capital stock of ASI, the Registrant shall assume certain debt of ASI and Colkitt shall have the right to receive as stock consideration from EquiMed the number of shares of EquiMed common stock with an aggregate value equal to 5.5 multiplied by the EBITDA for the calendar year ended December 31, 1997 less an amount equal to ASI's debt (as defined in the Stock Purchase Agreement) as of June 30, 1997, subject to certain negative adjustments if ASI's working capital deficit (as defined in the Stock Purchase Agreement) as of June 30, 1997 exceeded $10,000,000 or if ASI's debt (as defined in the Stock Purchase Agreement) exceeds $13,000,000. From June 1, 1996 through December 31, 1996, ASI had total revenues of approximately $20,000,000. In connection with this transaction an acquisition valuation study was undertaken by an independent appraiser and the transaction was approved by the Registrant's independent director.

     The description contained herein of the acquisition is qualified in its entirety by reference to the Stock Purchase Agreement, dated as of July 1, 1997, by and among the Registrant, Colkitt, and ASI, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

     As of the date of filing of this Current Report on Form 8-K, it is impractical for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after August 14, 1997.

     (b)  Pro Forma Financial Information

     As of the date of filing of this Current Report on Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after August 14, 1997.

     (c)  Exhibits

          2.1 Stock Purchase Agreement dated as of July 1, 1997 by and among the Registrant, Anesthesia Solutions, Inc. and Douglas R. Colkitt, M.D.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              EQUIMED, INC.
                              (Registrant)

August 14, 1997

                              /s/ Daniel L. Beckett
                              Daniel L. Beckett,
                              Chief Financial Officer